UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2012

GUITAR CENTER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175270-07	26-0843262
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

GUITAR CENTER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22207 (Commission File Number)	95-4600862 (IRS Employer Identification No.)

5795 Lindero Canyon Road

Westlake Village, California 91362
(Address of principal executive offices, including zip code)

(818) 735-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2012, Guitar Center, Inc. (the “Company”) announced that Gregory Trojan, Chief Executive and a member of the Board of Directors, has notified the Company of his intent to resign from his positions with the Company and its affiliates, effective on or around November 23, 2012. Mr. Trojan will remain with the Company until that time to provide transition assistance to the Company, but will be stepping down as Chief Executive Officer effective on October 29, 2012.

The Company’s board of directors has initiated an external search process for a new Chief Executive Officer to succeed Mr. Trojan. Effective immediately and for the period of the search process, the board has appointed Gene Joly - Executive Vice President of Stores, Tim Martin - Executive Vice President and Chief Financial Officer, and Erick Mason - Executive Vice President and Chief Strategy Officer, to jointly function as the Office of the Chief Executive.

Mr. Joly, age 58, joined the Company in October 2002 as Vice President of High Tech Merchandising and was promoted to Senior Vice President in 2004, to Executive Vice President of Merchandising of the Musician’s Friend division in September 2007 and to Executive Vice President of Stores in September 2008. Mr. Joly served as Vice President and General Manager of the TASCAM division of TEAC America from 1998 to 2002 and prior to that held senior leadership positions at several musical instrument retailers.

Mr. Martin, age 43, joined the Company in October 2012.  Previously, he was Chief Financial Officer of Lands’ End, a division of Sears Holdings Corporation and a leading direct merchant of family apparel and accessories and home products, from December 2009 to July 2012.  Previously, Mr. Martin served as Chief Financial Officer of Coldwater Creek, Inc., a leading specialty retailer of women’s apparel, gifts, jewelry and accessories, from August 2006 to November 2009.

Mr. Mason, age 48, joined the Company in 1996 as corporate controller. In January 1999, Mr. Mason was promoted to Senior Vice President, Finance, and in May 2001, Mr. Mason became Senior Vice President of Operations and Finance. In March 2003, Mr. Mason was promoted to Executive Vice President and Chief Administrative Officer. In April 2006, Mr. Mason became Chief Financial Officer, and in October 2012 he became Executive Vice President and Chief Strategy Officer. From 1986 to 1996, Mr. Mason was employed by KPMG LLP, most recently as senior manager. Mr. Mason also serves as Vice President and Assistant Secretary of Holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER HOLDINGS, INC.

Date: October 29, 2012	By:	/s/ Erick Mason
Erick Mason
Vice President

GUITAR CENTER, INC.

Date: October 29, 2012	By:	/s/ Erick Mason
Erick Mason
Executive Vice President